Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Calven Swinea, certify that:

1)
I have reviewed this annual report on Form 10-K/A of Lakeland Industries, Inc. (the “registrant”); and
2)
Based on my knowledge, this report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 21, 2026

By:	/s/ J. Calven Swinea
Chief Financial Officer and Secretary